Exhibit 10.18

AMENDMENT TO OPERATION AND SERVICE AGREEMENT

This Amendment is entered into this 1st day of November, 2011, by and between La Grange Acquisition, L.P. d/b/a Energy Transfer Company, a Texas limited partnership (“Operator”), Regency GP LP, a Delaware limited partnership (the “General Partner”), Regency Energy Partners LP, a Delaware limited partnership (the “Partnership”), and Regency Gas Services LP, a Delaware limited partnership (“Owner”).

WITNESSETH

Operator, the General Partner, the Partnership and Owner (collectively “the Parties”) are parties to that certain Operation and Service Agreement dated May 19, 2011, (“Agreement”), covering the operation of certain assets owned by Owner; and

The Parties desire to amend the Agreement as set forth below;

THEREFORE, for and in consideration of the mutual covenants contained herein, the parties agree as follows:

l. The following sentence is added to the end of Section 10.10, Confidentiality:

In the event that Owner performs an audit (pursuant to Section 10.6 hereof) of charges associated with assets that are jointly owned by Owner and a third party, notwithstanding anything herein to the contrary, Owner shall have the right to share the results of any such audit with such third party subject to the execution by such third party of a confidentiality agreement with Operator.

This Amendment is effective November 1, 2011. Except as amended herein, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, this Amendment is executed on the date first above written.

OPERATOR:

LA GRANGE ACQUISITION, L.P., dba Energy Transfer Company By: LA GP, LLC, its general partner

By:	/s/ Ryan K. Coffey

Name:	Ryan K. Coffey

Title:	SVP – Operations

OWNER:

REGENCY GAS SERVICES LP By: Regency OLP GP LLC, its general partner

By:	/s/ Paul M. Jolas

Name:	Paul M. Jolas

Title:	Vice President

THE PARTNERSHIP:

REGENCY ENERGY PARTNERS LP, By: Regency GP LLP, its general partner By: Regency GP LLC, its general partner

By:	/s/ Paul M. Jolas

Name:	Paul M. Jolas

Title:	Executive President

THE GENERAL PARTNER:

REGENCY GP LP By: Regency GP LLC, its general partner

By:	/s/ Paul M. Jolas

Name:	Paul M. Jolas

Title:	Executive President